                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                         POST-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM T-3
                FOR APPLICATIONS FOR QUALIFICATION OF INDENTURES
                                    UNDER THE
                           TRUST INDENTURE ACT OF 1939

                          -----------------------------


                            SAN JACINTO HOLDINGS INC.
                               (NAME OF APPLICANT)

                       2121 San Jacinto Street, Suite 1000
                               Dallas, Texas 75201
                    (Address of Principal Executive Offices)

                          -----------------------------


                             SECURITIES ISSUED UNDER
                             THE INDENTURE QUALIFIED

     Title of Class                             Amount
     --------------                             ------
12% Senior Subordinated Notes                 Maximum of
Due December 31, 2002                         $66,138,406



                            Name and Address of Agent
                             for Service of Process:

                                 Elvis L. Mason
                            San Jacinto Holdings Inc.
                       2121 San Jacinto Street, Suite 1000
                               Dallas, Texas 75201

                                 with a copy to:

                          J. Kenneth Menges, Jr., P.C.
                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                         1700 Pacific Avenue, Suite 4100
                            Dallas, Texas 75201-4618



                  Effective Date of Form T-3: January 25, 1996



                      This Document Consists of ____ Pages
                        Exhibit Index Begins on Page ____

                                                                   July 12, 1996

POST-EFFECTIVE AMENDMENT NO. 3 TO FORM T-3

Filed herewith as Exhibit T3E-7 is the Quarterly Financial Statements for the three month period ended March 31, 1996 of San Jacinto Holdings Inc. (the "Company") and Safeguard Business Systems, Inc. which is required to be furnished to holders of the Company's 12% Senior Subordinated Notes (the "New Notes") and filed with the Securities and Exchange Commission pursuant to
Section 4.03 of the indenture between the Company and U.S. Trust Company of Texas, N.A., as Trustee which governs the New Notes of the Company.



  THE DATE OF THIS POST-EFFECTIVE AMENDMENT NO. 3 TO FORM T-3 IS JULY 12, 1996.

Contents of Application for Qualification. This application for qualification comprises:

         (a)  One page, numbered 1.

**       (b)  The Statement of Eligibility and Qualification of U.S. Trust
              Company of Texas, N.A. as trustee under the New Notes Indenture to be qualified.

         (c) The following exhibits in addition to those filed as part of the Statement of Eligibility and Qualification of the trustee.

** EXHIBIT T3A - Certificate of Incorporation, with all amendments thereto, of the Company.

**            EXHIBIT T3B - Amended and Restated By-laws of the Company.

** EXHIBIT T3C-1 - Indenture dated as of ___________, 1995, between the Company and U.S. Trust Company of Texas, N.A., as Trustee.

** EXHIBIT T3C-2 - Indenture dated as of ____________, 1995, between the Company and U.S. Trust Company of Texas, N.A., as Trustee pursuant to the Supplement to Exchange Offer and Consent Solicitation.

** EXHIBIT T3C-3 - Indenture dated as of _____________, 1996, between the Company and U.S. Trust Company of Texas, N.A., as Trustee pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

** EXHIBIT T3C-4 - Amended Indenture dated as of January 26, 1996, between the Company and U.S. Trust Company of Texas, N.A., as Trustee.

              EXHIBIT T3D - Not Applicable.

**            EXHIBIT T3E-1 - Exchange Offer and Consent Solicitation.

** EXHIBIT T3E-2(a) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000.

** EXHIBIT T3E-2(b) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000.

** EXHIBIT T3E-2(c) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

** EXHIBIT T2E-2(d) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

** EXHIBIT T3E-2(e) - Form of Letter of Transmittal to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

** EXHIBIT T3E-2(f) - Form of Letter of Transmittal to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

** EXHIBIT T3E-3(a) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000.

** EXHIBIT T3E-3(b) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000.

** EXHIBIT T3E-3(c) - Form of letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.

** EXHIBIT T3E-3(d) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients.

** EXHIBIT T3E-3(e) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

** EXHIBIT T3E-3(f) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Supplement to Exchange Offer and Consent Solicitation.

** EXHIBIT T3E-3(g) - Form of letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees pursuant to the Supplement to Exchange Offer and Consent Solicitation.

** EXHIBIT T3E-3(h) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients pursuant to the Supplement to Exchange Offer and Consent Solicitation.

** EXHIBIT T3E-3(i) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Senior Subordinated Notes due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

** EXHIBIT T3E-3(j) - Form of Notice of Guaranteed Delivery to be provided to holders of the Company's 8% Subordinated Debentures due December 31, 2000 pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

** EXHIBIT T3E-(k) - Form of letter to Broker, Dealers, Commercial Banks, Trust Companies and Other Nominees pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

** EXHIBIT T3E-(l) - Form of letter to be sent by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees to their clients pursuant to the Third Supplement to Exchange Offer and Consent Solicitation.

**            EXHIBIT T3E-4(a) - Supplement to Exchange Offer and Consent
              Solicitation.

** EXHIBIT T3E-4(b) - Second Supplement to Exchange Offer and Consent Solicitation.

**            EXHIBIT T3E-4(c) - Third Supplement to Exchange Offer and Consent
              Solicitation.

**            EXHIBIT T3E-5 - Notice of Extension of Expiration Date.

** EXHIBIT T3E-6 - 1995 Annual Report of the Company and Safeguard Business Systems, Inc.

* EXHIBIT T3E-7 - Quarterly Financial Statements for the three month period ended March 31, 1996.

*        Filed herewith.
**       Filed previously.

** EXHIBIT T3F - A cross reference sheet showing the exact location of the provisions of the New Notes Indenture inserted therein pursuant to Section 310 through 318(A), inclusive, of the Act (included as part of Exhibit T3C).

----------
*   Filed herewith.
**  Filed previously.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the applicant, San Jacinto Holdings Inc., a corporation organized and existing under the laws of the State of Delaware, has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Fort Washington, Pennsylvania on the 12th day of July, 1996.

(SEAL)


                                  SAN JACINTO HOLDINGS INC.



Attest:                           By:  /s/ Elvis L. Mason
                                     ------------------------------------------
                                  Name: Elvis L. Mason
                                  Title:President and Chief Executive Officer

 /s/ James R. Braun
------------------------
Name: James R. Braun
Title: Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.                        EXHIBIT                                                             PAGE
-----------                        -------                                                             ----
 **   EXHIBIT T3A                  Certificate of Incorporation, with all
                                   amendments thereto, of the Company ......................


 **   EXHIBIT T3B                  Amended and Restated By-laws of the
                                   Company..................................................


 **   EXHIBIT T3C-1                Indenture dated as of ___________, 1995,
                                   between the Company and U.S. Trust
                                   Company of Texas, N.A., as Trustee ......................


 **   EXHIBIT T3C-2                Indenture dated as of ___________, 1995,
                                   between the Company and U.S. Trust
                                   Company of Texas, N.A., as Trustee pursuant
                                   to the Supplement to Exchange Offer and
                                   Consent Solicitation.....................................


 **   EXHIBIT T3C-3                Indenture dated as of _________, 1996,
                                   between the Company and U.S. Trust
                                   Company of Texas, N.A., as Trustee pursuant
                                   to the Third Supplement to Exchange Offer and
                                   Consent Solicitation.....................................


 **   EXHIBIT T3C-4                Amended Indenture dated as of January 26,
                                   1996, between the Company and U.S. Trust
                                   Company of Texas, N.A., as Trustee ......................


      EXHIBIT T3D                  Not Applicable


 **   EXHIBIT T3E-1                Exchange Offer and Consent Solicitation .................


 **   EXHIBIT T3E-2(a)             Form of Letter of Transmittal to holders of the
                                   Company's 8% Senior Subordinated Notes due
                                   December 31, 2000........................................


 **   EXHIBIT T3E-2(b)             Form of Letter of Transmittal to holders of the
                                   Company's 8% Subordinated Debentures due
                                   December 31, 2000........................................


 **   EXHIBIT T3E-2(c)             Form of Letter of Transmittal to holders of the
                                   company's 8% Senior Subordinated Notes due
                                   December 31, 2000 pursuant to the Supplement
                                   to Exchange Offer and Consent
                                   Solicitation.............................................


 **   EXHIBIT T3E-2(d)             Form of Letter of Transmittal to holders of the
                                   Company's 8% Subordinated Debentures due
                                   December 31, 2000 pursuant to the Supplement
                                   to Exchange Offer and Consent
                                   Solicitation.............................................


 **   EXHIBIT T3E-2(e)             Form of Letter of Transmittal to holders of the
                                   Company's 8% Senior Subordinated Notes due
                                   December 31, 2000 pursuant to the Third
                                   Supplement to Exchange Offer and Consent
                                   Solicitation.............................................

----------
*        Filed herewith.
**       Filed previously.

 **   EXHIBIT T3E-2(f)             Form of Letter of Transmittal to holders of the
                                   Company's 8% Senior Subordinated
                                   Debentures due December 31, 2000 pursuant to
                                   the Third Supplement to Exchange Offer and
                                   Consent Solicitation.....................................


 **   EXHIBIT T3E-3(a)             Form of Notice of Guaranteed Delivery to be
                                   provided to holders of the Company's 8%
                                   Senior Subordinated Notes due December 31,
                                   2000.....................................................


 **   EXHIBIT T3E-3(b)             Form of Notice of Guaranteed Delivery to be
                                   provided to holders of the Company's 8%
                                   Subordinated Debentures due December 31,
                                   2000.....................................................


 **   EXHIBIT T3E-3(c)             Form of letter to Brokers, Dealers,
                                   Commercial Banks, Trust Companies and
                                   Other Nominees...........................................


 **   EXHIBIT T3E-3(d)             Form of letter to be sent by Brokers, Dealers,
                                   Commercial Banks, Trust Companies and
                                   Other Nominees to their clients..........................


 **   EXHIBIT T3E-3(e)             Form of Notice of Guaranteed Delivery to be
                                   provided to holders of the Company's 8%
                                   Senior Subordinated Notes due December 31,
                                   2000 pursuant to the Supplement to Exchange
                                   Offer and Consent Solicitation...........................


 **   EXHIBIT T3E-3(f)             Form of Notice of Guaranteed Delivery to be
                                   provided to holders of the Company's 8%
                                   Subordinated Debentures due December 31,
                                   2000 pursuant to the Supplement to Exchange
                                   Offer and Consent Solicitation...........................


 **   EXHIBIT T3E-3(g)             Form of letter to Brokers, Dealers,
                                   Commercial Banks, Trust Companies and
                                   Other Nominees pursuant to the Supplement to
                                   Exchange Offer and Consent Solicitation .................


 **   EXHIBIT T3E-3(h)             Form of letter to be sent by Brokers, Dealers,
                                   Commercial Banks, Trust Companies and
                                   Other Nominees to their clients pursuant to the
                                   Supplement to Exchange Offer and Consent
                                   Solicitation.............................................


 **   EXHIBIT T3E-3(i)             Form of Notice of Guaranteed Delivery to be
                                   provided to holders of the Company's 8%
                                   Senior Subordinated Notes due December 31,
                                   2000 pursuant to the Third Supplement to
                                   Exchange Offer and Consent Solicitation .................

 **   EXHIBIT T3E-3(j)             Form of Notice of Guaranteed Delivery to be
                                   provided to holders of the Company's 8%
                                   Subordinated Debentures due December 31,
                                   2000 pursuant to the Third Supplement to
                                   Exchange Offer and Consent Solicitation .................

-----------
*        Filed herewith.
**       Filed previously.

 **   EXHIBIT T3E-3(k)             Form of letter to Broker, Dealers, Commercial
                                   Banks, Trust Companies and Other Nominees
                                   pursuant to the Third Supplement to Exchange
                                   Offer and Consent Solicitation...........................


 **   EXHIBIT T3E-3(l)             Form of letter to be sent by Brokers, Dealers,
                                   Commercial Banks, Trust Companies and
                                   Other Nominees to their clients pursuant to the
                                   Third Supplement to Exchange Offer and
                                   Consent Solicitation.....................................


 **   EXHIBIT T3E-4(a)             Supplement to Exchange Offer and Consent
                                   Solicitation.............................................


 **   EXHIBIT T3E-4(b)             Second Supplement to Exchange Offer and
                                   Consent Solicitation.....................................


 **   EXHIBIT T3E-4(c)             Third Supplement to Exchange Offer and
                                   Consent Solicitation.....................................


 **   EXHIBIT T3E-5                Notice of Extension of Expiration Date ..................


 **   EXHIBIT T3E-6                1995 Annual Report of the Company and
                                   Safeguard Business Systems, Inc.

 *    EXHIBIT T3E-7                Quarterly Financial Statements for the three
                                   month period ended March 31, 1996.


 **   EXHIBIT T3F                  A cross reference sheet showing the exact
                                   location of the provisions of the New Notes
                                   Indenture inserted therein pursuant to Section
                                   310 through 318(A), inclusive, of the Act
                                   (included as part of Exhibit T3C) .......................

-----------
*        Filed herewith.
**       Filed previously.

                                       8